                                                                    EXHIBIT 23.2





                       CONSENT OF INDEPENDENT ACCOUNTANTS





We consent to the incorporation by reference in this registration statement on Form S-4 of our report dated January 14, 1998 on our audit of the financial statements of First Macon Bank & Trust Company, and to the reference to our firm under the caption "experts".



                                                Mauldin & Jenkins, LLC

                                                /s/ Mauldin & Jenkins






Macon, Georgia

June 25, 1998